UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Convertible Fund

A N N U A L   R E P O R T

JULY 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Legg Mason Partners Convertible Fund

Annual Report • July 31, 2007

What’s Inside
	Letter from the Chairman	I
	Fund Overview	1
	Fund at a Glance	5
	Fund Expenses	6
	Fund Performance	8
	Historical Performance	9
	Schedule of Investments	10
	Statement of Assets and Liabilities	15
	Statement of Operations	16
Fund Objective The Fund seeks current income and capital appreciation by investing primarily in convertible securities. These are securities that may be converted into common stock or other equity interests of the issuer at a predetermined price or rate.	Statements of Changes in Net Assets	17
	Financial Highlights	18
	Notes to Financial Statements	22
	Report of Independent Registered Public Accounting Firm	33
	Additional Information	34
	Important Tax Information	38

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the 12-month reporting period ended July 31, 2007. After expanding 2.4% in the second quarter of 2006, U.S. gross domestic product (“GDP”) [i] increased 1.1% in the third quarter and 2.1% in the fourth quarter of 2006ii. In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The economy then rebounded, as the preliminary estimate for second quarter 2007 GDP growth was a solid 4.0%, its highest rate since the first quarter of 2006. While consumer spending moderated, this was offset by a sharp increase in business spending and exports.

After increasing the federal funds rateiii to 5.25% in June 2006 — the 17th consecutive rate hike — the Federal Reserve Board (“Fed”) iv held rates steady at its last nine meetings. In its statement accompanying the August 2007 meeting, the Fed stated: “Financial markets have been volatile in recent weeks, credit conditions have become tighter for some households and businesses, and the housing correction is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters, supported by solid growth in employment and incomes and a robust global economy”.

Despite weakness at the end of the fiscal year, overall, the stock market produced strong results during the 12-month reporting period. After rising in nine of the first 10 months of the period, the market reversed course in June and July 2007. Earlier in the fiscal year, stock prices rose on the back of solid corporate profits, an active merger and acquisition

Legg Mason Partners Convertible Fund	I

(“M&A”) environment and hopes that the Fed would lower short-term interest rates in 2007. The markets then began to lose steam in June 2007 due to continued weakness in the housing market, troubles in the subprime mortgage market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. While stock prices rebounded somewhat in early July 2007, the major indices fell sharply during the last two weeks of the month, declining more than 5% from their peak earlier in the period. However, all told, the S&P 500 Index[v] returned 16.13% during the 12 months ended July 31, 2007.

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, after falling during the first three months of 2007, yields moved steadily higher over much of the second quarter of the year. We believe this was due, in part, to inflationary fears, a solid job market and mounting expectations that the Fed would not be cutting short-term rates in the foreseeable future. Two-year Treasury yields spiked to 5.10% on June 14th, versus 4.58% when the second quarter began. Ten-year Treasury yields moved up even more dramatically, cresting at 5.26% on June 12th —their highest rate in five years. In contrast, 10-year Treasury yields were 4.65% at the end of March 2007. After their highs in mid June, yields then moved sharply lower, as general economic concerns regarding the subprime mortgage market triggered a “flight to quality”. As of July 31, 2007, the yields on two- and 10-year Treasuries were 4.56% and 4.78%, respectively. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexvi, returned 5.58%.

Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments, as well as domestic and international equity markets, have also experienced heightened volatility in recent weeks.

II	Legg Mason Partners Convertible Fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•     Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•     New Boards Elected:New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•     Revised Fundamental Investment Policies Instituted:A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government

Legg Mason Partners Convertible Fund	III

regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii	Source: U.S. Department of Commerce Bureau of Economic Analysis, 08/30/07.
iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

v	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	Legg Mason Partners Convertible Fund

Fund Overview

Q.	What were the overall market conditions during the Fund’s reporting period?

A. The U.S. stock market produced solid returns for the 12-month period ended July 31, 2007, as measured by several major market indices, despite a slowdown in the domestic economy in general and in the housing sector in particular. U.S. gross domestic product (“GDP”)i growth was an anemic 0.6% for the first calendar quarter of 2007, and improved to 3.4% for the second calendar quarter, according to the advance estimate, likely due to the resiliency of the U.S. consumer, as employment growth continued, and to improvements in the trade balance and business investment. The Federal Reserve Board (“Fed”)ii kept the key federal funds rateiii stable throughout the period as it continue d to focus on inflation, which remained stubbornly just above the range with which the Fed has expressed comfort. After several stock market indices, including the Dow Jones Industrial Average (“DJIA”)iv , set new record or multi-year highs towards the end of the reporting period, the stock market underwent bouts of significant volatility and steep declines tied to market concerns over the apparent collapse of the subprime mortgage market and widening credit spreads in the fixed-income market that were still unfolding as the fiscal year ended. The convertible market, as measured by the Merrill Lynch All Convertibles Indexv , performed admirably in the first half of 2007, and even outperformed the S&P 500 Indexvi during the first calendar quarter, a relatively rare occurrence in a rising market.

Legg Mason Partners Convertible Fund2007 Annual Report.	1

Performance Review

For the 12 months ended July 31, 2007, Class A shares of Legg Mason Partners Convertible Fund, excluding sales charges, returned 12.28%. The Fund’s new unmanaged benchmark, the Merrill Lynch All Convertibles Index, returned 12.43% for the same period. The Fund’s former unmanaged benchmark, the Convertible 100 Index, was discontinued. The Lipper Convertible Securities Funds Category Average1 increased 13.08% over the same time frame.

Performance Snapshot as of July 31, 2007 (excluding sales charges) (unaudited)
	6 Months	12 Months

Convertible Fund — Class A Shares	0.05%	12.28%

Merrill Lynch All Convertibles Index	2.19%	12.43%

Lipper Convertible Securities Funds Category Average	3.56%	13.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned -0.22%, Class C shares returned -0.26% and Class I shares returned 0.30% over the six months ended July 31, 2007. Excluding sales charges, Class B shares returned 11.73%, Class C shares returned 11.53% and Class I shares returned 12.74% over the 12 months ended July 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 1.27%, 1.78%, 2.01% and 0.90%, respectively. As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A, Class B, Class C and Class I shares will not exceed 1.17%, 1.71%, 1.89% and 0.78%, respectively. This expense limitation may be reduced or terminated at any time.

1

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 61 funds for the six-month period and among the 61 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Convertible Fund 2007 Annual Report

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The leading sector contributor to Fund performance for the fiscal year ended July 31, 2007 was the information technology (“IT”) sector, the second largest sector in the Fund at the beginning of the period and third largest at period end. Individual performance leaders in the sector were the convertible bonds of Sina Corp., a global internet media company operating a network of branded content and services offering news, entertainment community and commerce through Chinese language web sites, and the convertible bonds of Anixter International Inc., a global distributor of specialty wiring and cabling products for voice, video and data networks and electrical power applications. The industrials sector, which grew from being the third largest in the Fund at the beginning of the fiscal year to being the largest by period end, was the second best contributor to Fund performance for the reporting period. Individual performance leaders in the sector included the convertible bonds of Actuant Corp., a manufacturer and marketer of a broad range of electrical and industrial tools and customized motion control systems, and the convertible securities of United Rentals North America Inc., an equipment rental company serving a variety of industrial, commercial and residential customers in North America, the acquisition of which by a private equity firm was announced close to fiscal year end.

What were the leading detractors from performance?

A. The financial sector, which gained one place in size rankings in the Fund to be fourth largest at fiscal year end, was the poorest contributor to Fund returns for the reporting period. The worst individual performance in the sector was by the convertible bonds of BankUnited Capital Trust, a Florida banking institution, followed by the convertible preferred shares of Digital Realty Trust Inc., a real estate investment trust specializing in technology-related real estate in North America and the United Kingdom.

Q.	Were there any significant changes to the Fund during the reporting period?

A.      There were no significant changes made to the Fund during the reporting period.

Legg Mason Partners Convertible Fund2007 Annual Report	3

Thank you for your investment in the Legg Mason Partners Convertible Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter Luke

Portfolio Manager

ClearBridge Advisors, LLC

August 13, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of July 31, 2007 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Bankunited Capital Trust (3.4%), Pacificare Health Systems Inc. (3.0%), Merrill Lynch & Co. Inc. (2.9%), Beazer Homes USA Inc. (2.6%), Euronet Worldwide Inc. (2.4%), Actuant Corp. (2.1%), Medtronic Inc. (2.0%), Mentor Graphics Corp. (2.0%), Omnicare Capital Trust II (2.0%), BloMarin Pharmaceuticals Inc. (2.0%). Please refer to pages 10 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2007 were: Industrials (20.1%), Health Care (19.4%), Information Technology (18.3%), Financials (15.5%) and Consumer Discretionary (13.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Convertible securities are subject to stock market, credit and interest rate risks. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross Domestic Product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

[v]

The Merrill Lynch All Convertibles Index is a rule driven index, which includes all bonds and preferred stocks of U.S.-registered companies, which have $50 million or more in aggregate market value and are convertible into U.S. dollar-denominated common stocks, ADRs or cash equivalents.

vi	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

4	Legg Mason Partners Convertible Fund 2007 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Industrials

Health Care

Information Technology

Financials

Consumer Discretionary

Telecommunication Services

Energy

20.2%

19.5%

18.4%

15.5%

13.6%

6.5%

2.1%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

July 31, 2007

Short-Term Investment

1.4%

2.8%

Utilities

Legg Mason Partners Convertible Fund 2007 Annual Report.	5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2007 and held for the six months ended July 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table together with the amount you invested to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)

Class A	0.05%	$1,000.00	$1,000.50	1.17%	$5.80

Class B	(0.22)	1,000.00	997.80	1.71	8.47

Class C	(0.26)	1,000.00	997.40	1.89	9.36

Class I(5)	0.30	1,000.00	1,003.00	0.78	3.87

(1)	For the six months ended July 31, 2007.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6	Legg Mason Partners Convertible Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)

Class A	5.00%	$1,000.00	$1,018.99	1.17%	$5.86

Class B	5.00	1,000.00	1,016.31	1.71	8.55

Class C	5.00	1,000.00	1,015.42	1.89	9.44

Class I(4)	5.00	1,000.00	1,020.93	0.78	3.91

(1)	For the six months ended July 31, 2007.
(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Convertible Fund2007 Annual Report.	7

Fund Performance

Average Annual Total Returns(1)(unaudited)
	Without Sales Charges(2)

	Class A	Class B	Class C	Class I(3)

Twelve Months Ended 7/31/07	12.28%	11.73%	11.53%	12.74%

Five Years Ended 7/31/07	13.13	12.55	12.30	13.61

Ten Years Ended 7/31/07	5.80	5.25	N/A	6.25

Inception* through 7/31/07	7.83	7.42	5.24	7.62

	Without Sales Charges(4)

	Class A(5)	Class B	Class C	Class I(3)

Twelve Months Ended 7/31/07	5.85%	6.73%	10.53%	12.74%

Five Years Ended 7/31/07	11.80	12.43	12.30	13.61

Ten Years Ended 7/31/07	5.17	5.25	N/A	6.25

Inception* through 7/31/07	7.40	7.42	5.24	7.62

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)

Class A (7/31/97 through 7/31/07)	75.66%

Class B (7/31/97 through 7/31/07)	66.76

Class C (Inception* through 7/31/07)	59.44

Class I(3) (7/31/97 through 7/31/07)	83.38

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(5)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.
*	Inception dates for Class A, B, C, and I shares are November 9, 1992, September 2, 1986, June 15, 1998, and February 7, 1996, respectively.

8	Legg Mason Partners Convertible Fund2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Legg Mason Partners
Convertible Fund vs. Lipper Convertible Securities Funds Category Average and
Merrill Lynch All Convertibles Index† (July 1997 - July 2007)

$25,000

20,000

15,000

10,000

5,000

0

7/97

7/98

7/99

7/00

7/01

7/02

7/03

7/04

7/05

7/06

7/07

$20,499

$19,182

$16,676

Lipper Convertible Securities Funds Category Average

Legg Mason Partners Convertible Fund - Class B Shares

Merrill Lynch All Convertibles Index

†

Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1997, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2007. The Merrill Lynch All Convertibles Index is a rule driven index, which includes all bonds and preferred stocks of U.S.-registered companies, which have $50 million or more in aggregate market value and are convertible into U.S. dollar-denominated common stocks, ADRs or cash equivalents. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Fund’s former unmanaged benchmark, the Convertible 100 Index, was discontinued. The Lipper Convertible Securities Funds Category Average is composed of the Fund’s peer group as of July 31, 2007, investing in convertible securities. The performance of the Fund’s other classes may be greater or less than Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Convertible Fund2007 Annual Report	9

Schedule of Investments (July 31, 2007)
LEGG MASON PARTNERS CONVERTIBLE FUND

Face Amount	Security	Value

CONVERTIBLE BONDS & NOTES — 76.9%
CONSUMER DISCRETIONARY — 8.3%
Hotels, Restaurants & Leisure — 1.9%
$700,000	Carnival Corp., Senior Debentures, 2.000% due 4/15/21	$818,125
400,000	Hilton Hotels Corp., Senior Notes, 3.375% due 4/15/23	789,500

	Total Hotels, Restaurants & Leisure	1,607,625

Household Durables — 2.6%
2,900,000	Beazer Homes USA Inc., 4.625% due 6/15/24	2,178,625

Specialty Retail — 3.8%
1,200,000	Charming Shoppes Inc., 1.125% due 5/1/14 (a)	1,005,000
1,300,000	Lowe’s Cos. Inc., Senior Notes, zero coupon bonds due 10/19/21	1,313,000
900,000	Pier 1 Imports Inc., 6.375% due 2/15/36 (a)	823,500

	Total Specialty Retail	3,141,500

	TOTAL CONSUMER DISCRETIONARY	6,927,750
ENERGY — 4.1%
Energy Equipment & Services — 4.1%
700,000	Cameron International Corp., 2.500% due 6/15/26	910,000
400,000	Halliburton Co., Senior Notes, 3.125% due 7/15/23	781,000
400,000	Nabors Industries Inc., 0.940% due 5/15/11	378,500
1,000,000	Pride International Inc., 3.250% due 5/1/33	1,408,750

	TOTAL ENERGY	3,478,250
FINANCIALS — 8.3%
Capital Markets — 4.0%
300,000	Affiliated Managers Group Inc., Senior Debentures, 4.860% due 2/25/33 (b)	931,560
2,100,000	Merrill Lynch & Co. Inc., Senior Notes, zero coupon bonds due 3/13/32	2,455,740

	Total Capital Markets	3,387,300

Consumer Finance — 0.9%
800,000	AmeriCredit Corp., 2.125% due 9/15/13	716,000

Thrifts & Mortgage Finance — 3.4%
3,400,000	BankUnited Capital Trust, 3.125% due 3/1/34	2,868,750

	TOTAL FINANCIALS	6,972,050

HEALTH CARE — 17.4%
Biotechnology — 7.4%
500,000	Alexion Pharmaceuticals Inc., Senior Notes, 1.375% due 2/1/12	963,750
1,600,000	Amgen Inc., Senior Notes, 0.375% due 2/1/13 (a)	1,418,000
1,300,000	BioMarin Pharmaceuticals Inc., 2.500% due 3/29/13	1,647,750
1,000,000	Incyte Corp., 3.500% due 2/15/11	825,000

See Notes to Financial Statements.

10	Legg Mason Partners Convertible Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

Biotechnology — 7.4% (continued)
	NPS Pharmaceuticals Inc., Senior Notes:
$1,000,000	3.000% due 6/15/08 (a)	$960,000
400,000	3.000% due 6/15/08	384,000

	Total Biotechnology	6,198,500

Health Care Equipment & Supplies — 2.1%
	Medtronic Inc.:
100,000	1.500% due 4/15/11	104,875
1,600,000	Senior Notes, 1.500% due 4/15/11 (a)	1,678,000

	Total Health Care Equipment & Supplies	1,782,875

Health Care Providers & Services — 4.7%
1,100,000	Henry Schein Inc., 3.000% due 8/15/34	1,425,875
700,000	Pacificare Health Systems Inc., 3.000% due 10/15/32	2,488,500

	Total Health Care Providers & Services	3,914,375

Life Sciences Tools & Services — 1.1%
900,000	Kendle International Inc., Senior Notes, 3.375% due 7/15/12	914,625

Pharmaceuticals — 2.1%
600,000	Allergan Inc., 1.500% due 4/1/26	645,750
900,000	Teva Pharmaceutical Finance NV, Debentures, Series B, 0.250% due 2/1/24	1,109,250

	Total Pharmaceuticals	1,755,000

	TOTAL HEALTH CARE	14,565,375

INDUSTRIALS — 18.6%
Aerospace & Defense — 5.6%
	AAR Corp., Senior Notes:
1,200,000	1.750% due 2/1/26	1,417,500
200,000	1.750% due 2/1/26 (a)	236,250
800,000	DRS Technologies Inc., Senior Notes, 2.000% due 2/1/26 (a)	838,000
	L-3 Communications Corp.:
700,000	3.000% due 8/1/35 (a)	785,750
500,000	3.000% due 8/1/35	561,250
800,000	Orbital Sciences Corp., 2.438% due 1/15/27 (a)	860,000

	Total Aerospace & Defense	4,698,750

Building Products — 1.6%
1,000,000	NCI Building Systems Inc., 2.125% due 11/15/24	1,310,000

Electrical Equipment — 2.5%
1,500,000	Roper Industries Inc., 1.481% due 1/15/34	1,140,000
700,000	Sunpower Corp., Senior Notes, 1.250% due 2/15/27	954,625

	Total Electrical Equipment	2,094,625

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2007 Annual Report	11

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

Machinery — 3.7%
$1,100,000	Actuant Corp., 2.000% due 11/15/23	$1,751,750
1,200,000	Danaher Corp., zero coupon bonds to yield 1.646% due 1/22/21	1,315,500

	Total Machinery	3,067,250

Road & Rail — 1.2%
900,000	YRC Worldwide Inc., 5.000% due 8/8/23	1,026,000

Trading Companies & Distributors — 4.0%
600,000	United Rentals North America Inc., 1.875% due 10/15/23	884,250
	WESCO International Inc.:
900,000	2.625% due 10/15/25 (a)	1,249,875
900,000	2.625% due 10/15/25	1,249,875

	Total Trading Companies & Distributors	3,384,000

	TOTAL INDUSTRIALS	15,580,625

INFORMATION TECHNOLOGY — 17.4%
Communications Equipment — 1.8%
700,000	Comverse Technology Inc., zero coupon bonds due 5/15/23	814,625
700,000	Symmetricom Inc., 3.250% due 6/15/25	665,000

	Total Communications Equipment	1,479,625

Electronic Equipment & Instruments — 3.7%
700,000	Anixter International Inc., Senior Notes, 1.000% due 2/15/13	976,500
700,000	Avnet Inc., 2.000% due 3/15/34	861,875
1,400,000	Flextronics International Ltd., Subordinated Notes, 1.000% due 8/1/10	1,300,250

	Total Electronic Equipment & Instruments	3,138,625

Internet Software & Services — 1.6%
400,000	Digital River Inc., Senior Notes, 1.250% due 1/1/24	465,000
500,000	Sina Corp., zero coupon bonds due 7/15/23	861,875

	Total Internet Software & Services	1,326,875

IT Services — 2.4%
2,100,000	Euronet Worldwide Inc., Debentures, 3.500% due 10/15/25	1,995,000

Semiconductors & Semiconductor Equipment — 2.2%
900,000	Jazz Technologies Inc., 8.000% due 12/31/11 (a)	768,375
1,100,000	LSI Logic Corp., 4.000% due 5/15/10	1,062,875

	Total Semiconductors & Semiconductor Equipment	1,831,250

Software — 5.7%
1,300,000	Amdocs Ltd., 0.500% due 3/15/24	1,306,500
900,000	Blackboard Inc., Senior Notes, 3.250% due 7/1/27	964,125
800,000	Lawson Software Inc., 2.500% due 4/15/12 (a)	824,000
1,600,000	Mentor Graphics Corp., Subordinated Debentures, 6.250% due 3/1/26	1,676,000

	Total Software	4,770,625

	TOTAL INFORMATION TECHNOLOGY	14,542,000

See Notes to Financial Statements.

12	Legg Mason Partners Convertible Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

TELECOMMUNICATION SERVICES — 2.8%
Wireless Telecommunication Services — 2.8%
	NII Holdings Inc.:
$900,000	2.750% due 8/15/25 (a)	$1,609,875
400,000	2.750% due 8/15/25	715,500

	TOTAL TELECOMMUNICATION SERVICES	2,325,375

	TOTAL CONVERTIBLE BONDS & NOTES
	(Cost — $59,852,562)	64,391,425

Shares

COMMON STOCKS — 8.3%
CONSUMER DISCRETIONARY — 2.1%
Specialty Retail — 2.1%
21,000	Men’s Wearhouse Inc.	1,037,400
33,000	Staples Inc.	759,660

	TOTAL CONSUMER DISCRETIONARY	1,797,060

ENERGY — 2.3%
Energy Equipment & Services — 2.3%
12,000	Diamond Offshore Drilling Inc.	1,238,160
17,000	Rowan Cos. Inc.	717,230

	TOTAL ENERGY	1,955,390

FINANCIALS — 2.9%
Commercial Banks — 1.6%
40,000	Commerce Bancorp Inc.	1,338,000

Thrifts & Mortgage Finance — 1.3%
38,000	Countrywide Financial Corp.	1,070,460

	TOTAL FINANCIALS	2,408,460

INFORMATION TECHNOLOGY — 1.0%
Communications Equipment — 1.0%
34,000	Corning Inc.	810,560

	TOTAL COMMON STOCKS
	(Cost — $5,127,262)	6,971,470

CONVERTIBLE PREFERRED STOCKS — 12.4%
CONSUMER DISCRETIONARY — 3.2%
Hotels, Restaurants & Leisure — 1.8%
72,000	Six Flags Inc., 7.250% due 8/15/09	1,461,600

Media — 1.4%
1,200	Interpublic Group of Cos. Inc., 5.250% due 12/31/49 (a)	1,193,850

	TOTAL CONSUMER DISCRETIONARY	2,655,450

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund2007 Annual Report.	13

Schedule of Investments (July 31, 2007) (continued)
Shares	Security	Value

FINANCIALS — 4.3%
Capital Markets — 1.0%
34,000	E*TRADE Financial Corp., 6.125% due 11/18/08	$824,500

Real Estate Investment Trusts (REITs) — 3.3%
57,000	Digital Realty Trust Inc., 4.375% due 12/29/49	1,282,500
21,000	Simon Property Group Inc., 6.000% due 12/31/49	1,481,550

	Total Real Estate Investment Trusts (REITs)	2,764,050

	TOTAL FINANCIALS	3,588,550

HEALTH CARE — 2.0%
Health Care Providers & Services — 2.0%
35,000	Omnicare Capital Trust II, Series B, 4.000% due 6/15/33	1,662,500

INDUSTRIALS — 1.5%
Trading Companies & Distributors — 1.5%
26,032	United Rentals Trust I, 6.500% due 8/1/28	1,249,536

UTILITIES — 1.4%
Independent Power Producers & Energy Traders — 1.4%
600	NRG Energy Inc., 4.000% due 12/31/49 (a)	1,201,500

	TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost — $ 10,332,604)	10,357,536

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $ 75,312,428)	81,720,431

Face Amount

SHORT-TERM INVESTMENT — 2.1%
Repurchase Agreement — 2.1%
$1,772,000	Interest in $493,653,000 joint tri-party repurchase agreement dated 7/31/07 with Greenwich Capital Markets Inc., 5.290% due 8/1/07; Proceeds at maturity — $1,772,260; (Fully collateralized by various U.S. government agency obligations, 5.500% to 6.000% due 3/1/37 to 8/1/37; Market value — $1,807,446) (Cost — $1,772,000)	1,772,000

	TOTAL INVESTMENTS — 99.7% (Cost — $77,084,428#)	83,492,431
	Other Assets in Excess of Liabilities — 0.3%	244,741

	TOTAL NET ASSETS — 100.0%	$83,737,172

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2007.
#	Aggregate cost for federal income tax purposes is $77,274,571.

See Notes to Financial Statements.

14	Legg Mason Partners Convertible Fund 2007 Annual Report

Statement of Assets and Liabilities (July 31, 2007)
ASSETS:
Investments, at value (Cost — $77,084,428)	$83,492,431
Cash	579
Receivable for securities sold	1,190,785
Dividends and interest receivable	470,818
Receivable for Fund shares sold	77,223
Prepaid expenses	22,935

Total Assets	85,254,771

LIABILITIES:
Payable for securities purchased	1,314,012
Payable for Fund shares repurchased	64,968
Distribution fees payable	37,906
Trustees’ fees payable	28,984
Investment management fee payable	24,010
Deferred compensation payable	21,253
Distributions payable	17,599
Accrued expenses	8,867

Total Liabilities	1,517,599

Total Net Assets	$83,737,172

NET ASSETS:
Par value (Note 6)	$47
Paid-in capital in excess of par value	73,903,832
Undistributed net investment income	629,248
Accumulated net realized gain on investments	2,796,042
Net unrealized appreciation on investments	6,408,003

Total Net Assets	$83,737,172

Shares Outstanding:
Class A	2,166,878

Class B	816,713

Class C	1,253,204

Class I(1)	512,394

Net Asset Value:
Class A (and redemption price)	$17.62

Class B *	$17.55

Class C *	$17.64

Class I(1) (and redemption price)	$17.78

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)(2)	$18.69

(1)	As of November 20, 2006, Class Y shares were renamed as Class I shares.
(2)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.
*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2007Annual Report	15

Statement of Operations (For the year ended July 31, 2007)
INVESTMENT INCOME:
Interest	$1,714,260
Dividends	635,513
Less: Foreign taxes withheld	(1,870)

Total Investment Income	2,347,903

EXPENSES:
Investment management fee (Note 2)	621,142
Distribution fees (Notes 2 and 4)	467,892
Registration fees	76,098
Shareholder reports (Note 4)	64,287
Trustees’ fees (Note 11)	53,558
Transfer agent fees (Note 4)	48,207
Legal fees	45,910
Audit and tax	31,011
Restructuring fees (Note 11)	13,883
Custody fees	3,120
Insurance	2,982
Miscellaneous expenses	6,365

Total Expenses	1,434,455
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(138,766)

Net Expenses	1,295,689

Net Investment Income	1,052,214

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	3,757,133
Change in Net Unrealized Appreciation/Depreciation From Investments	5,441,362

Net Gain on Investments	9,198,495

Increase in Net Assets From Operations	$10,250,709

See Notes to Financial Statements.

16	Legg Mason Partners Convertible Fund 2007 Annual Report

Statements of Changes in Net Assets (For the years ended July 31,)
	2007	2006

OPERATIONS:
Net investment income	$1,052,214	$1,838,992
Net realized gain	3,757,133	5,503,048
Change in net unrealized appreciation/depreciation	5,441,362	(3,304,056)

Increase in Net Assets From Operations	10,250,709	4,037,984

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,169,216)	(1,828,751)
Net realized gains	(3,697,078)	(9,092,139)

Decrease in Net Assets From Distributions to Shareholders	(4,866,294)	(10,920,890)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	7,268,321	12,623,800
Reinvestment of distributions	3,811,799	8,378,407
Cost of shares repurchased	(23,326,138)	(37,708,746)

Decrease in Net Assets From Fund Share Transactions	(12,246,018)	(16,706,539)

Decrease in Net Assets	(6,861,603)	(23,589,445)
NET ASSETS:
Beginning of year	90,598,775	114,188,220

End of period *	$83,737,172	$90,598,775

* Includes undistributed (overdistributed) net investment income of:	$629,248	$(57,254)

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2007 Annual Report	17

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2007		2006		2005	2004	2003

Net Asset Value, Beginning of Year	$16.63		$17.84		$16.90	$15.32	$12.75

Income From Operations:
Net investment income	0.26		0.36		0.34	0.41	0.71
Net realized and unrealized gain	1.76		0.31		1.27	1.78	2.58

Total Income From Operations	2.02		0.67		1.61	2.19	3.29

Less Distributions From:
Net investment income	(0.28)		(0.36)		(0.34)	(0.51)	(0.72)
Net realized gains	(0.75)		(1.52)		(0.33)	(0.10)	—

Total Distributions	(1.03)		(1.88)		(0.67)	(0.61)	(0.72)

Net Asset Value, End of Year	$17.62		$16.63		$17.84	$16.90	$15.32

Total Return(2)	12.28%		3.86%		9.71%	14.35%	26.69%

Net Assets, End of Year (000s)	$38,189		$37,302		$40,871	$43,840	$32,183

Ratios to Average Net Assets:
Gross expenses	1.34	% (3)	1.31%		1.25%	1.18%	1.42%
Net expenses	1.20	(3)(4)(5)	1.15	(4)(5)	1.23 (5)	1.18	1.42
Net investment income	1.45		2.06		1.99	2.39	5.24

Portfolio Turnover Rate	76%		98%		79%	113%	133%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.29% and 1.16%, respectively (Note 11).

(4)	As a result of an expense limitation, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class A shares will not exceed 1.17%.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Partners Convertible Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2007		2006		2005	2004	2003

Net Asset Value, Beginning of Year	$16.56		$17.78		$16.84	$15.28	$12.69

Income From Operations:
Net investment income	0.16		0.27		0.24	0.31	0.62
Net realized and unrealized gain	1.76		0.30		1.27	1.77	2.61

Total Income From Operations	1.92		0.57		1.51	2.08	3.23

Less Distributions From:
Net investment income	(0.18)		(0.27)		(0.24)	(0.42)	(0.64)
Net realized gains	(0.75)		(1.52)		(0.33)	(0.10)	—

Total Distributions	(0.93)		(1.79)		(0.57)	(0.52)	(0.64)

Net Asset Value, End of Year	$17.55		$16.56		$17.78	$16.84	$15.28

Total Return(2)	11.73%		3.26%		9.13%	13.66%	26.23%

Net Assets, End of Year (000s)	$14,333		$18,839		$23,506	$26,109	$17,406

Ratios to Average Net Assets:
Gross expenses	1.88	% (3)	1.84%		1.81%	1.74%	1.89%
Net expenses	1.74	(3)(4)(5)	1.68	(4)(5)	1.79 (5)	1.74	1.89
Net investment income	0.92		1.54		1.42	1.82	4.65

Portfolio Turnover Rate	76%		98%		79%	113%	133%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.83% and 1.70%, respectively (Note 11).

(4)	As a result of an expense limitation, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class B shares will not exceed 1.71%.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2007 Annual Report	19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2007		2006		2005	2004	2003

Net Asset Value, Beginning of Year	$16.64		$17.86		$16.91	$15.33	$12.71

Income From Operations:
Net investment income	0.13		0.24		0.21	0.27	0.55
Net realized and unrealized gain	1.77		0.30		1.28	1.78	2.64

Total Income From Operations	1.90		0.54		1.49	2.05	3.19

Less Distributions From:
Net investment income	(0.15)		(0.24)		(0.21)	(0.37)	(0.57)
Net realized gains	(0.75)		(1.52)		(0.33)	(0.10)	—

Total Distributions	(0.90)		(1.76)		(0.54)	(0.47)	(0.57)

Net Asset Value, End of Year	$17.64		$16.64		$17.86	$16.91	$15.33

Total Return (2)	11.53%		3.07%		8.96%	13.42%	25.76%

Net Assets, End of Year (000s)	$22,105		$26,353		$37,340	$43,288	$19,824

Ratios to Average Net Assets:
Gross expenses	2.10	% (3)	2.06%		1.99%	1.93%	2.29%
Net expenses	1.92	(3)(4)(5)	1.86	(4)(5)	1.97 (5)	1.93	2.29
Net investment income	0.73		1.36		1.24	1.55	4.10

Portfolio Turnover Rate	76%		98%		79%	113%	133%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.05% and 1.89%, respectively (Note 11).

(4)	As a result of an expense limitation, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class C shares will not exceed 1.89%.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason Partners Convertible Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class I Shares(1)(2)	2007		2006		2005	2004	2003

Net Asset Value, Beginning of Year	$16.77		$17.97		$17.02	$15.44	$12.84

Income From Operations:
Net investment income	0.33		0.43		0.42	0.49	0.80
Net realized and unrealized gain	1.78		0.32		1.27	1.77	2.59

Total Income From Operations	2.11		0.75		1.69	2.26	3.39

Less Distributions From:
Net investment income	(0.35)		(0.43)		(0.41)	(0.58)	(0.79)
Net realized gains	(0.75)		(1.52)		(0.33)	(0.10)	—

Total Distributions	(1.10)		(1.95)		(0.74)	(0.68)	(0.79)

Net Asset Value, End of Year	$17.78		$16.77		$17.97	$17.02	$15.44

Total Return (3)	12.74%		4.28%		10.13%	14.72%	27.42%

Net Assets, End of Year (000s)	$9,110		$8,105		$8,395	$83,456	$78,905

Ratios to Average Net Assets:
Gross expenses	0.97	% (4)	0.92%		0.79%	0.80%	0.89%
Net expenses	0.81	(4)(5)(6)	0.78	(5)(6)	0.78 (6)	0.80	0.89
Net investment income	1.83		2.43		2.39	2.84	5.84

Portfolio Turnover Rate	76%		98%		79%	113%	133%

(1)	Per share amounts have been calculated using the average shares method.
(2)	As of November 20, 2006, Class Y shares were renamed as Class I shares.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.92% and 0.78%, respectively (Note 11).

(5)	As a result of an expense limitation, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class I shares will not exceed 0.78%.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Convertible Fund 2007 Annual Report	21

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

Legg Mason Partners Convertible Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Income Funds, a Massachusetts business trust, registered under the 1940 Act, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

22	Legg Mason Partners Convertible Fund 2007 Annual Report

Notes to Financial Statements (continued)

(d) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid In Capital

(a)	$789,621	$(789,621)	–
(b)	13,883	–	$(13,883)

(a)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of contingent payment debt securities.

(b)	Reclassifications are primarily due to book/tax differences in the treatment of various items.
2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated at an annual rate of 0.70% of the Fund’s average daily net assets.

Legg Mason Partners Convertible Fund2007 Annual Report.	23

Notes to Financial Statements (continued)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During the year ended July 31, 2007, the Fund’s Class A, B, C and I shares had expense limitations in place of 1.17%, 1.71%, 1.89%, and 0.78%, respectively.

During the year ended July 31, 2007, the Fund was reimbursed for expenses in the amount of $138,766.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2007, LMIS and its affiliates received sales charges of approximately $2,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C

CDSCs	$54,000	$1,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of July 31, 2007, the Fund had accrued $21,253 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

24	Legg Mason Partners Convertible Fund 2007 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended July 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$65,088,430

Sales	82,521,087

At July 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,760,637
Gross unrealized depreciation	(3,542,777)

Net unrealized appreciation	$6,217,860

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and Class C shares calculated at an annual rate of 0.50% and 0.75%, respectively, of the average daily net assets of the class. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class A	$95,925	$20,665	$28,781
Class B	129,558	13,691	16,297
Class C	242,409	13,685	19,096
Class I *	—	166	113

Total	$467,892	$48,207	$64,287

* As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Convertible Fund2007 Annual Report	25

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended July 31, 2007	Year Ended July 31, 2006

Net Investment Income:
Class A †	$604,234	$807,590
Class B †	182,812	326,732
Class C †	209,401	440,662
Smith Barney Class O ‡	—	2,110
Class I †*	172,769	206,219
Salomon Brothers Class A ‡	—	21,771
Salomon Brothers Class B ‡	—	1,798
Salomon Brothers Class C ‡	—	21,869

Total	$1,169,216	$1,828,751

Net Realized Gains:
Class A †	$1,560,367	$3,287,935
Class B †	769,168	1,845,370
Class C †	1,008,529	2,836,788
Smith Barney Class O ‡	—	17,221
Class I †*	359,014	706,565
Salomon Brothers Class A ‡	—	138,477
Salomon Brothers Class B ‡	—	17,362
Salomon Brothers Class C ‡	—	242,421

Total	$3,697,078	$9,092,139

†	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed Class A, Class B, Class C and Class Y shares, respectively.
‡	Shares of Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were converted to Class A shares on April 21, 2006.
*	As of November 20, 2006, Class Y shares were renamed Class I shares.
6.	Shares of Beneficial Interest

At July 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

26	Legg Mason Partners Convertible Fund 2007 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended July 31, 2007		Year Ended July 31, 2006

	Shares	Amount	Shares	Amount

Class A †
Shares sold	317,500	$5,639,906	407,595	$7,109,302
Shares issued on reinvestment	99,138	1,730,923	194,629	3,258,301
Shares repurchased	(493,101)	(8,690,673)	(649,786)	(11,260,034)

Net Decrease	(76,463)	$(1,319,844)	(47,562)	$(892,431)

Class B †
Shares sold	29,325	$520,646	69,624	$1,209,937
Shares issued on reinvestment	38,087	661,064	99,288	1,651,993
Shares repurchased	(388,133)	(6,835,070)	(353,860)	(6,105,189)

Net Decrease	(320,721)	$(5,653,360)	(184,948)	$(3,243,259)

Class C †
Shares sold	44,172	$782,694	97,458	$1,702,238
Shares issued on reinvestment	55,448	966,495	155,484	2,597,616
Shares repurchased	(429,876)	(7,539,737)	(760,742)	(13,135,923)

Net Decrease	(330,256)	$(5,790,548)	(507,800)	$(8,836,069)

Smith Barney Class O ‡
Shares sold	—	—	11	$190
Shares issued on reinvestment	—	—	1,169	19,331
Shares repurchased	—	—	(13,609)	(237,206)

Net Decrease	—	—	(12,429)	$(217,685)

Class I †*
Shares sold	18,099	$325,075	21,074	$365,375
Shares issued on reinvestment	25,714	453,317	43,375	733,507
Shares repurchased	(14,817)	(260,658)	(48,079)	(834,069)

Net Increase	28,996	$517,734	16,370	$264,813

Salomon Brothers Class A ‡
Shares sold	—	—	14,651	$257,848
Shares issued on reinvestment	—	—	3,723	62,178
Shares repurchased	—	—	(143,152)	(2,503,586)

Net Decrease	—	—	(124,778)	$(2,183,560)

Salomon Brothers Class B ‡
Shares sold	—	—	16	$275
Shares issued on reinvestment	—	—	567	9,397
Shares repurchased	—	—	(12,000)	(210,333)

Net Decrease	—	—	(11,417)	$(200,661)

Salomon Brothers Class C ‡
Shares sold	—	—	112,742	$1,978,635
Shares issued on reinvestment	—	—	2,761	46,084
Shares repurchased	—	—	(195,266)	(3,422,406)

Net Decrease	—	—	(79,763)	$(1,397,687)

†	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed Class A, Class B, Class C and Class Y shares, respectively.
‡	Shares of Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were converted to Class A shares on April 21, 2006.
*	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Convertible Fund2007 Annual Report	27

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I

08/30/2007
08/31/2007	$0.0200	$0.0122	$0.0095	$0.0257

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2007	2006

Distributions paid from:
Ordinary Income	$1,443,009	$4,540,633
Net Long-Term Capital Gains	3,423,285	6,380,257

Total Distributions Paid	$4,866,294	$10,920,890

As of July 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,591,514
Undistributed long-term capital gains — net	1,039,134

Total undistributed earnings	$3,630,648

Other book/tax temporary differences (a)	(15,215)
Unrealized appreciation/(depreciation) (b)	6,217,860

Total accumulated earnings/(losses) — net	$9,833,293

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.
(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premium on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than

28	Legg Mason Partners Convertible Fund 2007 Annual Report

Notes to Financial Statements (continued)

before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Convertible Fund2007 Annual Report	29

Notes to Financial Statements (continued)

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with

30	Legg Mason Partners Convertible Fund 2007 Annual Report

Notes to Financial Statements (continued)

prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

Legg Mason Partners Convertible Fund2007 Annual Report	31

Notes to Financial Statements (continued)

12.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was August 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*   *   *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

13.  Shareholder Information

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Fund. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

32	Legg Mason Partners Convertible Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Convertible Fund, a series of Legg Mason Partners Equity Trust (formerly a series of Legg Mason Partners Income Funds) as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Convertible Fund as of July 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 25, 2007

Legg Mason Partners Convertible Fund .	33

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Convertible Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1940	Trustee	Since 1994	Law Firm of Paul R. Ades, PLLC (from April 2000 to present)	57	None
Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1952	Trustee	Since 2007	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	57	None
Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Trustee	Since 1981	Professor, Harvard Business School	60	None
Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1934	Trustee	Since 2007	Retired; Formerly, President and Director, Book Publishing Co. (1970 to 2002)	57	None
Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	57	None
Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Trustee	Since 2007	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	57	None

34	Legg Mason Partners Convertible Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1936	Trustee	Since 2007	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	57	None
Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Trustee	Since 1998	Retired	57	None
Ken Miller c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1942	Trustee	Since 1994	President of Young Stuff Apparel Group, Inc. (since 1963)	57	None
John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1944	Trustee	Since 2007	President; Murphy Capital Management (investment advice) (since 1983	57

Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1948	Trustee	Since 2007	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	57	Director, Citizens National Bank, Maplewood (since 2006)
Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1944	Trustee	Since 2007	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	57	None

Legg Mason Partners Convertible Fund	35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)	133	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A
Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director – Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

36	Legg Mason Partners Convertible Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti- Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A
Albert Laskaj Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1977	Controller	Since 2007

Controller of certain funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason

				N/A	N/A
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(2)	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.
(3)	Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Convertible Fund	37

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2007:

Record Date:	Monthly	12/07/2006	Monthly

Payable Date:	August 2006 through December 2006	12/08/2006	January 2007 through July 2007

Ordinary Income:
Qualified Dividend Income for Individuals	11.66%	9.57%	4.75%
Dividends, Qualifying for the Dividends
Received Deduction for Corporations	10.05%	10.05%	4.75%

Additionally, the Fund paid a long-term capital gain distribution of $0.693103 per share to shareholders of record on December 7, 2006. Please retain this information for your records.

Please retain this information for your records.

38	Legg Mason Partners Convertible Fund

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Legg Mason Partners Convertible Fund

INVESTMENT MANAGER
TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA

     Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Visclone

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Convertible Fund, but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason
Investor Services, LLC
Member FINRA, SIPC

FD01020  09/07                  SR07-411

Legg Mason Partners
Convertible Fund

The Fund is a separate investment series of Legg Mason Partners
Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS CONVERTIBLE FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available
(1) without charge, upon request, by calling 1-800-451-2010, (2) on the
Fund’s website at www.leggmason.com/InvestorServices and (3) on the
SEC's website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Howard J. Johnson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as the “audit committee financial experts,” and has designated Jerry A. Viscione as the Audit Committee’s financial expert. Mr. Viscione is “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2006 and July 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,000 in 2006 and $29,000 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $4,500 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the above-mentioned fund.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees thatrequired pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-appro ved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $4,800 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter,

permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a) (1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: October 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: October 5, 2007

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: October 5, 2007